SHARE EXCHANGE AGREEMENT

        THIS SHARE EXCHANGE AGREEMENT is made this 21st day of May 2001, by and between Royal Financial Corporation, a Nevada corporation ("RFC"), and Patriot Manufacturing Corporation, a California corporation ("PMC").

        WHEREAS, RFC desires to acquire all of the issued and outstanding shares of common stock of PMC in exchange for an aggregate of 40,000,000 shares of the common stock of RFC (the "Common Stock") (the "Exchange Offer"); and

        WHEREAS, The shareholders of all the issued and outstanding shares of the common stock of PMC and wish to exchange such shares for the Common Stock of RFC; and

        WHEREAS, PMC desires to assist RFC in a business combination which will result in the shareholders of PMC owning no less than eighty four percent (84.00 %) of the then issued and outstanding shares of RFC's Common Stock, and RFC holding 100% of the issued and outstanding shares of PMC's common stock; and

        WHEREAS, the voluntary share exchange contemplated hereby will result in the PMC shareholders tendering all of the outstanding common stock of PMC to RFC in exchange solely for the Common Stock and no other consideration, which the parties hereto intend to treat as a reorganization under Internal Revenue Code Section 368(a)(1)(B).

        NOW, THEREFORE, in consideration of the mutual promises, covenants, and representations contained herein, THE PARTIES HERETO AGREE AS FOLLOWS:


ARTICLE 1

EXCHANGE OF SECURITIES

1.1 ISSUANCE OF SHARES. Subject to all of the terms and conditions of this Agreement, RFC agrees to offer 800,000 shares of Common Stock for each share of PMC common stock issued and outstanding, or a total of 40,000,000 shares of RFC Common Stock. The Common Stock will be issued directly to the shareholders of PMC. The shareholders of PMC shall confirm acceptance of the exchange Offer by executing the Letter of Acceptance as attached hereto as Exhibit C.

1.2 EXEMPTION FROM REGISTRATION. The parties hereto intend that the Common Stock to be issued by RFC to PMC shareholders shall be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), pursuant to Sections 4(2) and 4(6) of the Act and the rules and regulations promulgated thereunder.

1.3 INVESTMENT INTENT. Prior to the consummation of the Exchange Offer, all shareholders shall execute a Letter of Acceptance or such other documents containing, among other things, representations and warranties relating to investment intent and investor status, restrictions on transferability and restrictive legends such that the counsel for both RFC and PMC shall be satisfied that the offer and sale of RFC shares as contemplated by this Agreement shall be exempt from the registration requirements of the Act and any applicable state blue sky laws.


ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF PMC

Except as disclosed in Schedule 1 which is attached hereto and incorporated herein by reference, PMC hereby represents and warrants to RFC that:

2.1 ORGANIZATION. PMC is a corporation duly organized, validly existing, and in good standing under the laws of California, has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the jurisdictions where its business requires qualification.

2.2 CAPITAL. The authorized capital stock of PMC consists of 10,000,000 shares of common stock, no par value, of which 50 shares are currently issued and outstanding. All of the issued and outstanding shares of common stock of PMC are duly authorized, validly issued, fully paid, and nonassessable. There are no outstanding subscriptions, options, rights, warrants, debentures, instruments, convertible securities, or other agreements or commitments obligating PMC to issue or to transfer from treasury any additional shares of its capital stock of any class.

2.3 SUBSIDIARIES. PMC does not have any subsidiaries or own any interest in any other enterprise (whether or not such enterprise is a corporation).

2.4 DIRECTORS AND OFFICERS. Schedule 2 contains the names and titles of all directors and officers of PMC as of the date of this Agreement.

2.5 FINANCIAL STATEMENTS. PMC has delivered to RFC audited balance sheets and statements of operations for the period ended September 30, 2000 (the "Financial Statements"). In addition, PMC will deliver to RFC by May 18, 2001, un-audited Financial Statements for the period ended March 31, 2001 that have been reviewed by the independent auditors. The Financial Statements are complete and correct in all material respects and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated. The Financial Statements accurately set out and describe the financial condition of PMC as of September 30, 2000. PMC's unaudited financial statements will be able to be audited in accordance with Regulation S-B adopted under the Act.

2.6 ABSENCE OF CHANGES. Since September 30, 2000, except for changes in the ordinary course of business which have not in the aggregate been materially adverse, to the best of PMC's knowledge, PMC has conducted its business only in the ordinary course and has not experienced or suffered any material adverse change in the condition (financial or otherwise), results of operations, properties, business or prospects of PMC or waived or surrendered any claim or right of material value.

2.7 ABSENCE OF UNDISCLOSED LIABILITIES. Neither PMC nor any of its properties or assets are subject to any material liabilities or obligations of any nature, whether absolute, accrued, contingent or otherwise and whether due or to become due, that are not reflected in the financial statements presented to RFC or have otherwise been disclosed in Schedule 2.

2.8 TAX RETURNS. Within the times and in the manner prescribed by law, PMC has filed all federal, state and local tax returns required by law, or has timely filed extensions which have not yet expired, and has paid all taxes, assessments and penalties due and payable.

2.9 INVESTIGATION OF FINANCIAL CONDITION. Without in any manner reducing or otherwise mitigating the representations contained herein, RFC and/or its attorneys shall have the opportunity to meet with accountants and attorneys to discuss the financial condition of PMC. PMC shall make available to RFC and/or its attorneys all books and records of PMC.

2.10 TRADE NAMES AND RIGHTS. PMC does not use any trademark, service mark, or own any trademarks, trademark registrations or applications, trade names, service marks, copyrights, copyright registrations or applications.

2.11 COMPLIANCE WITH LAWS. To the best of PMC's knowledge, PMC has complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations (including, without limitation, any applicable building, zoning or other law, ordinance or regulation) affecting its properties or the operation of its business.

2.12 LITIGATION. PMC is not a party to any suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation pending or, to the best knowledge of PMC, threatened against or affecting PMC or its business, assets or financial condition. PMC is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality applicable to it.

2.13 AUTHORITY. PMC has full corporate power and authority to enter into this Agreement. The board of directors of PMC has taken all action required to authorize the execution and delivery of this Agreement by or on behalf of PMC and the performance of the obligations of PMC under this Agreement. No other corporate proceedings on the part of PMC are necessary to authorize the execution and delivery of this Agreement by PMC in the performance of its obligations under this Agreement. This Agreement is and will be, when executed and delivered by PMC a valid and binding agreement of PMC, enforceable against PMC in accordance with its terms, except as such enforceability may be limited by general principles of equity, bankruptcy, insolvency, moratorium and similar laws relating to creditors' rights generally.

2.14 ABILITY TO CARRY OUT OBLIGATIONS. Neither the execution and delivery of this Agreement, the performance by PMC of its obligations under this Agreement, nor the consummation of the transactions contemplated under this Agreement will: (a) materially violate any provision of PMC's articles of incorporation or bylaws; (b) with or without the giving of notice or the passage of time, or both, violate, or be in conflict with, or constitute a material default under, or cause or permit the termination or the acceleration of the maturity of, any debt, contract, agreement or obligation of PMC, or require the payment of any prepayment or other penalties; (c) require notice to, or the consent of, any party to any agreement or commitment, lease or license, to which PMC is bound; (d) result in the creation or imposition of any security interest, lien, or other encumbrance upon any material property or assets of PMC; or (e) violate any material statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority to which PMC is bound or subject.

2.15 FULL DISCLOSURE. None of the representations and warranties made by PMC herein, or in any schedule, exhibit or certificate furnished or to be furnished in connection with this Agreement by PMC, or on its behalf, contains or will contain any untrue statement of material fact or omits or will omit any material fact required to make any representation or warranty not misleading.

2.16 ASSETS. PMC has good and marketable title to all of its tangible properties and such tangible properties are not subject to any material liens or encumbrances.

2.17 MATERIAL CONTRACTS AND OBLIGATIONS. Attached hereto on Schedule 1 is a list of all agreements, contracts, indebtedness, liabilities and other obligations to which PMC is a party or by which it is bound that are material to the conduct and operations of its business and properties, which provide for payments to or by PMC in excess of $5,000; or which involve transactions or proposed transactions between PMC and its officers, directors, affiliates or any affiliate thereof ("Material Obligations"). Copies of such agreements and contracts and documentation evidencing such liabilities and other obligations have been made available for inspection by RFC and its counsel. All of such agreements and contracts, if any, are valid, binding and in full force and effect in all material respects, assuming due execution by the other parties to such agreements and contracts.

2.18 CONSENTS AND APPROVALS. No consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority is required to be made or obtained by PMC in connection with: (a) the execution and delivery by PMC of this Agreement; (b) the performance by PMC of its obligations under this Agreement; or (c) the consummation by PMC of the transactions contemplated under this Agreement.



                                ARTICLE 3

                 REPRESENTATIONS AND WARRANTIES OF RFC

Except as disclosed in Schedule 3 which is attached hereto and incorporated herein by reference, RFC represents and warrants to PMC that:

3.1 ORGANIZATION. RFC is a corporation duly organized, valid existing, and in good standing under the laws of Nevada, has all necessary corporate powers to own properties and to carry on business, and it is not now conducting any business, except to the extent to which the effecting of the transaction contemplated by this Agreement constitutes doing business.

3.2 CAPITALIZATION. The authorized capital stock of RFC consists of 50,000,000 shares of $0.001 par value Common Stock of which 7,474,382 shares of Common Stock are currently issued and outstanding. All of the issued and outstanding shares of Common Stock are duly authorized, validly issued, fully paid and nonassessable. There are stock option grants totaling 1,330,000 shares at prices ranging from $0.20 to $4.25 which are set forth in Schedule 2 attached hereto. There are no other outstanding subscriptions, warrants, convertible securities, or other agreements or commitments obligating RFC to issue or to transfer from treasury any additional shares of its capital stock of any class.

3.3 SUBSIDIARIES. RFC has subsidiaries as disclosed in the current Form 10-K for year end August 31, 2000 and the most recent 10Q for the period ended February 28, 2001. RFC has two wholly owned subsidiaries know as Royal Mortgage Corporation and Walden Woods of Sugarmill, Inc.

3.4 DIRECTORS AND OFFICERS. Schedule 3 contains the name and titles of all directors and officers of RFC as of the date of this Agreement.

3.5 FINANCIAL STATEMENTS. RFC has delivered to PMC its 10K-SB August 31, 2000 and 10Q-SB for the period ended February 28, 2001(the "Financial Statements"). The Financial Statements are complete and correct in all material respects and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated. The Financial Statements accurately set out and describe the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein.

3.6 ABSENCE OF CHANGES. Since August 31, 2000, and as reported in RFC's quarterly reports as filed on Form 10Q-SB for February 28, 2001, except for direct expenses incurred by RFC in connection with this Agreement and the transactions contemplated hereby, and except for changes in the ordinary course of business which have not in the aggregate been materially adverse, to the best of RFC's knowledge, RFC has not experienced or suffered any material adverse change in its condition (financial or otherwise), results of operations, properties, business or prospects or waived or surrendered any claim or right of material value.

3.7 ABSENCE OF UNDISCLOSED LIABILITIES. Except for direct expenses incurred by RFC in connection with this Agreement and the transactions contemplated hereby, neither RFC nor any of its properties or assets are subject to any liabilities or obligations of any nature, whether absolute, accrued, contingent or otherwise and whether due or to become due, that are not reflected in the financial statements presented to PMC.

3.8 TAX RETURNS. Within the times and in the manner prescribed by law, RFC has filed all federal, state and local tax returns required by law or has timely filed extensions and has paid all taxes, assessments and penalties due and payable.

3.9 INVESTIGATION OF FINANCIAL CONDITION. Without in any manner reducing or otherwise mitigating the representations contained herein, PMC shall have the opportunity to meet with RFC's accountants and attorneys to discuss the financial condition of RFC. RFC shall make available to PMC all books and records of RFC.

3.10 TRADE NAMES AND RIGHTS. RFC does not use any trademark, service mark, trade name, or copyright in its business, or own any trademarks, trademark registrations or applications, trade names, service marks, copyrights, copyright registrations or applications.

3.11 COMPLIANCE WITH LAWS. To the best of RFC's knowledge, RFC has complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations (including, without limitation, any applicable building, zoning, or other law, ordinance, or regulation) affecting its properties or the operation of its business or with which it is otherwise required to comply.

3.12 LITIGATION. RFC is not a party to any suit, action, arbitration, or legal, administrative, or other proceeding, or governmental investigation pending or, to the best knowledge of RFC, threatened against or affecting RFC or its business, assets, or financial condition. RFC is not in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department agency, or instrumentality. RFC is not engaged in any legal action to recover moneys due to it.

3.13 BULLETIN BOARD LISTING. RFC's Common Stock is currently listed for trading on the OTC Bulletin Board under the symbol ROYF, and RFC is not aware of steps being taken by the NASD to cause the Common Stock to be delisted.

3.14 NO PENDING INVESTIGATION. RFC is not aware of any pending investigations or legal proceedings by the SEC, any state securities regulatory agency, or any other governmental agency regarding RFC or any officers or directors of RFC.

3.15 AUTHORITY. RFC has full corporate power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. The Board of Directors of RFC has taken all action required to authorize the execution and delivery of this Agreement by or on behalf of RFC, the performance of the obligations of RFC under this Agreement and the consummation by RFC of the transactions contemplated under this Agreement. Other than a special shareholders meeting as might be required, no other corporate proceedings on the part of RFC are necessary to authorize the execution and delivery of this Agreement by RFC and the performance of its obligations under this Agreement. This Agreement is and will be, when executed and delivered by RFC, a valid and binding agreement of RFC, enforceable against RFC in accordance with its terms, except as such enforceability may be limited by general principles of equity, bankruptcy, insolvency, moratorium and similar laws relating to creditors rights generally.

3.16 ABILITY TO CARRY OUT OBLIGATIONS. Neither the execution and delivery of this Agreement, the performance by RFC of its obligations under this Agreement, nor the consummation of the transactions contemplated under this Agreement will: (a) violate any provision of RFC's articles of incorporation or bylaws; (b) with or without the giving of notice or the passage of time, or both, violate, or be in conflict with, or constitute a default under, or cause or permit the termination or the acceleration of the maturity of, any debt, contract, agreement or obligation of RFC, or require the payment of any prepayment or other penalties; (c) require notice to, or the consent of, any party to any agreement or commitment, lease or license, to which RFC is bound;
(d) result in the creation or imposition of any security interest, lien or other encumbrance upon any property or assets of RFC; or (e) to best of RFC's knowledge violate any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority to which RFC is bound or subject.

3.17 VALIDITY OF RFC SHARES. The shares of RFC Common Stock to be delivered pursuant to this Agreement, when issued in accordance with the provisions of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable.

3.18 FULL DISCLOSURE. None of the representations and warranties made by RFC herein, or in any exhibit, certificate or memorandum furnished or to be furnished by RFC, or on its behalf, contains or will contain any untrue statement of material fact, or omit any material fact the omission of which would be misleading.

3.19 ASSETS. RFC has good and marketable title to all of its tangible properties and such tangible properties are not subject to any liens or encumbrances.

3.20 MATERIAL CONTRACTS AND OBLIGATIONS. Attached hereto on Schedule 3 is a list of all agreements, contracts, indebtedness, liabilities and other obligations to which RFC is a party or by which it is bound that are material to the conduct and operations of its business and properties, which provide for payments to or by RFC in excess of $5,000; or which involve transactions or proposed transactions between RFC and its officers, directors, affiliates or any affiliate thereof. Copies of such agreements and contracts and documentation evidencing such liabilities and other obligations have been made available for inspection by PMC and its counsel. All of such agreements and contracts are valid, binding and in full force and effect in all material respects, assuming due execution by the other parties to such agreements and contracts.

3.21 CONSENTS AND APPROVALS. No consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority is required to be made or obtained by RFC in connection with: (a) the execution and delivery by RFC of its obligations under this Agreement; (b) the performance by RFC of its obligations under this Agreement; or (c) the consummation by RFC of the transactions contemplated by this Agreement.

3.22 Real Property. RFC does not own, use or claim any interest in any real property, including without limitation any license, leasehold or any similar interest in real property.

3.23 Prior to closing. RFC shall have current assets which includes notes due from PMC to RFC in an amount of $1,000,000 and a note of $500,000 from TEPI, LLC a Nevada LLC secured by real property.

3.24 RFC shares outstanding. Prior to the issuance of the 40,000,000 RFC shares in exchange for the 50 shares of PMC, RFC shall have no more than 7,490,000 shares issued and outstanding and options issued to purchase no more than 1,330,000 shares of common stock as set forth on Schedule 2.



                                ARTICLE 4

                                COVENANTS

4.1 INVESTIGATIVE RIGHTS. From the date of this Agreement until the Closing Date, each party shall provide to the other party, and such other party's counsels, accountants, auditors, and other authorized representatives, full access during normal business hours and upon reasonable advance written notice to all of each party's properties, books, contracts, commitments, and records for the purpose of examining the same. Each party shall furnish the other party with all information concerning each party's affairs as the other party may reasonably request. If the transaction contemplated hereby is not completed, all documents received by each party and/or its attorneys and accountants, auditors or other authorized representatives shall be returned to the other party who provided same upon request. The parties hereto, their directors, employees, agents and representatives shall not disclose any of the information described above unless such information is already disclosed to the public, without the prior written consent of the party to which the confidential information pertains. Each party shall take such steps as are necessary to prevent disclosure of such information to unauthorized third parties.

4.2 CONDUCT OF BUSINESS. Prior to the Closing, RFC and PMC shall each conduct its business in the normal course, and shall not sell, pledge, or assign any assets, without the prior written approval of the other party, except in the regular course of business or as contemplated in previously disclosed contractual obligations. Neither RFC nor PMC shall amend its Articles of Incorporation or Bylaws, declare dividends, redeem or sell stock or other securities, incur additional or newly-funded liabilities, acquire fixed assets, change employment terms, enter into any material or long-term contract, guarantee obligations of any third party, settle or discharge any balance sheet receivable for less than its stated amount, pay more on any liability than its stated amount, or enter into any other transaction other than in the regular course of business except as otherwise contemplated herein.


                                ARTICLE 5

                CONDITIONS PRECEDENT TO RFC'S PERFORMANCE

5.1 CONDITIONS. RFC's obligations hereunder shall be subject to the satisfaction, at or before the Closing, of all the conditions set forth in this Article 5. RFC may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by RFC of any other condition of or any of RFC's rights or remedies, at law or in equity, if PMC shall be in default of any of its representations, warranties, or covenants under this Agreement.

5.2 ACCURACY OF REPRESENTATIONS. Except as otherwise permitted by this Agreement, all representations and warranties by PMC in this Agreement or in any written statement that shall be delivered to RFC by PMC under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

5.3 PERFORMANCE. PMC shall have performed, satisfied, and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it, on or before the Closing Date.

5.4 ABSENCE OF LITIGATION. No action, suit, or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened against PMC on or before the Closing Date.

5.5 OFFICER'S CERTIFICATE. PMC shall have delivered to RFC a certificate, dated the Closing Date, and signed by the Chief Executive Officer of PMC, certifying that each of the conditions specified in Sections 5.2 through 5.5 hereof have been fulfilled.


                                 ARTICLE 6

                CONDITIONS PRECEDENT TO PMC's PERFORMANCE

6.1 CONDITIONS. The obligations of PMC hereunder shall be subject to the satisfaction, at or before the Closing, of all the conditions set forth in this Article 6. PMC may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by PMC of any other condition of or any of PMC's other rights or remedies, at law or in equity, if RFC shall be in default of any of their representations, warranties, or covenants under this Agreement.

6.2 ACCURACY OF REPRESENTATIONS. Except as otherwise permitted by this Agreement, all representations and warranties by RFC in this Agreement or in any written statement that shall be delivered to PMC by RFC under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

6.3 PERFORMANCE. RFC shall have performed, satisfied, and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by them, on or before the Closing Date.

6.4 ABSENCE OF LITIGATION. No action, suit or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened against RFC on or before the Closing Date.

6.5 DIRECTORS OF RFC. Effective on the Closing, RFC shall have fixed the size of its Board of Directors at five (5) persons, with a total of thirteen
(13) board seats authorized, and such Board of Directors prior to closing shall include Michel Attias, Alex Mardikian, and Sheri Durst. The current Officers and Directors of RFC shall elect a new slate of Directors and the existing Directors will submit their resignations as the Officers and Directors of RFC effective on the Closing of this transaction.

6.6 OFFICERS OF RFC. Effective on the Closing, RFC shall have elected the following new Officers of RFC:

Michel Attias  -  President
Alex Mardikain -  Treasurer
Michel Attias  -  Secretary

6.7 FORM 10-K. Prior to Closing, RFC shall have filed its Form 10-K for the year ended August 31, 2000.

6.8 FORM 10-Q. Prior to the closing, RFC will have filed all required 10-Q reports.

6.8 NO OUTSTANDING DEBT. Prior to the Closing, all outstanding liabilities and obligations of RFC shall have been paid or settled, including all costs related to this transaction.

6.9 OFFICER CERTIFICATE. RFC shall have delivered to PMC a certificate, dated the Closing Date and signed by the President of RFC certifying that each of the conditions specified in Sections 6.2 through 6.10 have been fulfilled.

6.10 RFC ASSETS. RFC shall have current assets of at least $1,500,000 net of liabilities, which includes notes due from PMC of $1,000,000 and a note from TEPI, LLC a Nevada LLC secured by real property for $500,000.00 at date of closing without any other claims, liens, or encumbrances thereon.


                                ARTICLE 7

                                 CLOSING

        7.1 CLOSING. The Closing of this transaction shall be held at the offices of Feldhake, August, and Rouquemore, 19900 Mac Arthur Blvd. Suite 850, Newport Beach, California 92612, or such other place as shall be mutually agreed upon, on such date as shall be mutually agreed upon by the parties, but in no event shall the Closing be later than May 31, 2001. At the Closing:

a. PMC shall deliver the certificates representing the shares of PMC held by the sole shareholder of PMC accepting the Exchange Offer ("Accepting Shareholders") to RFC.

b. Shareholders shall receive a certificate or certificates representing the number of shares of RFC Common Stock for which the shares of PMC common stock shall have been exchanged.

c.      RFC shall deliver an officer's certificate, as described in Section
6.11 hereof, dated the Closing Date, that all representations, warranties, covenants and conditions set forth in this Agreement on behalf of RFC are true and correct as of, or have been fully performed and complied with by, the Closing Date.

d. RFC shall deliver a signed Consent and/or Minutes of the Directors of RFC approving this Agreement and each matter to be approved by the Directors of RFC under this Agreement.

e.      PMC shall deliver an officer's certificate, as described in Section
5.6 hereof, dated the Closing Date, that all representations, warranties, covenants and conditions set forth in this Agreement on behalf of PMC are true and correct as of, or have been fully performed and complied with by, the Closing Date.

f. PMC shall deliver a signed Consent or Minutes of the Directors of PMC approving this Agreement and each matter to be approved by the Directors of PMC under this Agreement.

g. RFC shall deliver documents transferring the signatures and powers on all corporate and subsidiary bank accounts, brokerage accounts, and other depositories of any kind

(1) RFC is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and is duly qualified to do business and is in good standing in each state where its business requires qualification.

(2)     RFC's authorized capital stock is as set forth in Section 3.2 hereof.

(3) The execution and consummation of this Agreement has been duly authorized and approved by RFC's Board of Directors.


(4) Counsel has no knowledge of any litigation, proceeding or investigation of the type described in Section 3.12 hereof.

(5) The shares of RFC's Common Stock to be issued pursuant to this Agreement will be duly and validly authorized and issued, and will be fully paid and nonassessable.


                                ARTICLE 8

                              POST CLOSING

8.1 Current Report on Form 8-K. Within 15 days after the Closing Date, RFC will file a Current Report on Form 8-K with the Securities and Exchange Commission reporting this transaction.

8.2 Limits on Reorganization or Recapitalization. For a period of 120 days following the share exchange as described in this agreement , there will be no reorganization or recapitalization except as follows:

(1) If there is a recapitalization it will result in there being no more than one share of stock being issued for 14 shares of stock outstanding at the conclusion of this transaction. (A 1 for 14 reverse split.)

(2) If there are shares issued, during the 120 period, in addition to the 40,000,000 shares issued to complete this transaction by RFC then they shall be for value of at least $3.00 per share if cash. If the shares are being issued for any other purpose, including but not limited to, assets, services, or for the acquisition of another company then they shall have an independent appraise value of at $3.00 for every share so issued.


                                ARTICLE 9

                             MISCELLANEOUS

9.1 CAPTIONS AND HEADINGS. The Article and paragraph headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

9.2 NO ORAL CHANGE. This Agreement and any provision hereof, may not be waived, changed, modified, or discharged orally, but it can be changed by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

9.3 NON-WAIVER. Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants, or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.

9.4 TIME OF ESSENCE. Time is of the essence of this Agreement and of each and every provision hereof. In the event the Closing does not take place on or before May 31, 2001, PMC shall have the right to terminate this agreement and shall have no further obligation hereunder. Notwithstanding the foregoing the Closing may be extended at the sole discretion of PMC.

9.5 ENTIRE AGREEMENT. This Agreement contains the entire Agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings.

9.6 CHOICE OF LAW. This Agreement and its application shall be governed by the laws of the State of Nevada, except to the extent its conflict of laws provisions would apply the laws of another jurisdiction.

9.7 NOTICES. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, on the day following depositing any notice with a recognized courier service for delivery or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

RFC:
       Royal Financial Corporation
       2000 East Lamar Blvd.
       Suite 290
       Arlington, TX 76006
       817-861-4000

With a copy to:
       Mr. Richard Heller, Esq.
       Shustak, Jalil, and Heller
       545 Madison Ave.
       New York, NY 10022
       212-688-5900

PMC:
       Patriot Manufacturing Corporation
       Michel Attias
       245 Citation Circle
       Corona, CA 92880
       909-735-2682

With a copy to:
       Patriot Manufacturing Corporation
       % Fedhake, August, and Roquemore
       19900 Mac Arthur Blvd., Suite 850
       Newport Beach, CA 92612
       949-553-5000


9.8 BINDING EFFECT. This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this Agreement.

9.9 MUTUAL COOPERATION. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement, and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transaction described herein.

9.10 ANNOUNCEMENTS. RFC and PMC will consult and cooperate with each other as to the timing and content of any announcements of the transactions contemplated hereby to the general public or to employees, customers or suppliers.

9.11 SCHEDULES. As of the execution hereof, the parties hereto have provided each other with the Schedules provided for herein above, including any items referenced therein or required to be attached thereto. Any material changes to the Schedules hall be immediately disclosed to the other party.

9.12 USE OF COUNTERPARTS. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

AGREED TO AND ACCEPTED as of the date first above written.


ROYAL FINANCIAL CORPORATION     PATRIOT MANUFACTURING CORPORATION



By____________/s/____________   By_____________/s/_______________
Michael J. Pilgrim, President   Michel Attias, President



                                  EXHIBIT A

                        APPROVAL BY THE SHAREHOLDERS
                     OF THE ROYAL FINANCIAL CORPORATION
                          EXCHANGE AGREEMENT WITH
                     PATRIOT MANUFACTURING CORPORATION

The undersigned by their signatures thereby accept the Exchange Offer of Royal Financial Corporation for the shares of Patriot Manufacturing Corporation common stock, as specified and subject to the terms and conditions set forth in the Share Exchange Agreement which has been approved by the Boards of Directors of Patriot Manufacturing Corporation and Royal Financial Corporation.

The undersigned further understands that approval of the Exchange Offer constitutes consent to complete the transactions as detailed in the Exchange Agreement.

We further represent and warranty that as of the date of our signature below, we are the true beneficial owner of the number of shares represented next to our signature.


95,000   /s/___________________  Dated May 16, 2001
Shares      Signature

Name    _________________________

Len P. Kleine____________________

Address __Shares held at Union Securities_________________________________

        __Vancouver, B.C._________________________________________________



260,000  /s/_____________________ Dated May 16, 2001
Shares      Signature

Name    ____Len P. Kleine_________

Address ____Shares held at HSBC Securities________________

        ____Toronto, Ontario_______________________________




APPROVAL BY THE SHAREHOLDERS OF THE ROYAL FINANCIAL CORPORATION EXCHANGE
           AGREEMENT WITH PATRIOT MANUFACTURING CORPORATION

The undersigned by their signatures thereby accept the Exchange Offer of Royal Financial Corporation for the shares of Patriot Manufacturing Corporation common stock, as specified and subject to the terms and conditions set forth in the Share Exchange Agreement which has been approved by the Boards of Directors of Patriot Manufacturing Corporation and Royal Financial Corporation.

The undersigned further understands that approval of the Exchange Offer constitutes consent to complete the transactions as detailed in the Exchange Agreement.

We further represent and warranty that as of the date of our signature below, we are the true beneficial owner of the number of shares represented next to our signature.

46,166___       ____________/s/____________________ Dated 17 May 2001_________
Shares          Signature

Name  ___David B. Parker_______

Address __333 Throcknorton Street #1102___________________

        __Ft. Worth, TX  76102___(shares held at Merrill Lynch)



__15,000__      ____________/s/____custodian_______ Dated _17 May 2001________
Shares          Signature

Name  _________________________

David B. Parker, Custodian

Address __333 Throcknorton Street #1102___________________

        __Ft. Worth, TX  76102_____(shares held at Merrill Lynch)

        ___________________________________________________


__________      __/s/_________________________________ Dated ____________
Shares          Signature

Name  _________________________

Address __________________________________________________




APPROVAL BY THE SHAREHOLDERS OF THE ROYAL FINANCIAL CORPORATION EXCHANGE
             AGREEMENT WITH PATRIOT MANUFACTURING CORPORATION

The undersigned by their signatures thereby accept the Exchange Offer of Royal Financial Corporation for the shares of Patriot Manufacturing Corporation common stock, as specified and subject to the terms and conditions set forth in the Share Exchange Agreement which has been approved by the Boards of Directors of Patriot Manufacturing Corporation and Royal Financial Corporation.

The undersigned further understands that approval of the Exchange Offer constitutes consent to complete the transactions as detailed in the Exchange Agreement.

We further represent and warranty that as of the date of our signature below, we are the true beneficial owner of the number of shares represented next to our signature.

75,000__        _________________/s/_______________ Dated _5/17/01___________
Shares          Signature

Name  _________________________

Stephen R. Foster_____

Address __711 Ketch Drive_________________________________

        __Naples, FL  34103________________________________


__________      ____/s/_______________________________ Dated ____________
Shares          Signature

Name  _________________________

Address __________________________________________________

        ___________________________________________________



__________      ____/s/_______________________________ Dated ____________
Shares          Signature

Name  _________________________

Address __________________________________________________





APPROVAL BY THE SHAREHOLDERS OF THE ROYAL FINANCIAL CORPORATION EXCHANGE
             AGREEMENT WITH  PATRIOT MANUFACTURING CORPORATION

The undersigned by their signatures thereby accept the Exchange Offer of Royal Financial Corporation for the shares of Patriot Manufacturing Corporation common stock, as specified and subject to the terms and conditions set forth in the Share Exchange Agreement which has been approved by the Boards of Directors of Patriot Manufacturing Corporation and Royal Financial Corporation.

The undersigned further understands that approval of the Exchange Offer constitutes consent to complete the transactions as detailed in the Exchange Agreement.

We further represent and warranty that as of the date of our signature below, we are the true beneficial owner of the number of shares represented next to our signature.

174,000________         ____________/s/_______________________ Dated
_5/17/01____
Shares                  Signature

Name  __L. Christopher Benson__

Address _2320 Mont Claire Drive #201______________________

        _Naples, Florida  34109____________________________



__3,500________         ____________/s/_______________________ Dated
_5/17/01____
Shares                  Signature

Name    _L. Christopher Benson-IRA

Address _2320 Mont Claire Drive #201______________________

        _Naples, Florida  34109____________________________



__________      ____/s/_______________________________ Dated ____________
Shares          Signature

Name  _________________________

Address __________________________________________________



APPROVAL BY THE SHAREHOLDERS OF THE ROYAL FINANCIAL CORPORATION EXCHANGE
             AGREEMENT WITH  PATRIOT MANUFACTURING CORPORATION

The undersigned by their signatures thereby accept the Exchange Offer of Royal Financial Corporation for the shares of Patriot Manufacturing Corporation common stock, as specified and subject to the terms and conditions set forth in the Share Exchange Agreement which has been approved by the Boards of Directors of Patriot Manufacturing Corporation and Royal Financial Corporation.

The undersigned further understands that approval of the Exchange Offer constitutes consent to complete the transactions as detailed in the Exchange Agreement.

We further represent and warranty that as of the date of our signature below, we are the true beneficial owner of the number of shares represented next to our signature.

105,000________         ____________/s/____________________ Dated __5/17/01___
Shares                  Signature-President

Name    __Gensen Capital______________________

Address __2320 Mont Claire Drive #201_____________________

        __Naples, FL  34109________________________________



200,000________       ____________/s/____________________ Dated __5/17/01___
Shares                Signature-Managing Director

Name    __Silverado Holdings__________________

Address __6209 East Park Drive_____________________

        __Fort Worth, TX  76132____________________________



__________      __/s/_________________________________ Dated ____________
Shares          Signature

Name  _________________________

Address __________________________________________________



APPROVAL BY THE SHAREHOLDERS OF THE ROYAL FINANCIAL CORPORATION EXCHANGE AGREEMENT WITH PATRIOT MANUFACTURING CORPORATION

The undersigned by their signatures thereby accept the Exchange Offer of Royal Financial Corporation for the shares of Patriot Manufacturing Corporation common stock, as specified and subject to the terms and conditions set forth in the Share Exchange Agreement which has been approved by the Boards of Directors of Patriot Manufacturing Corporation and Royal Financial Corporation.

The undersigned further understands that approval of the Exchange Offer constitutes consent to complete the transactions as detailed in the Exchange Agreement.

We further represent and warranty that as of the date of our signature below, we are the true beneficial owner of the number of shares represented next to our signature.


__41,010________        ____________/s/____________________ Dated __5/16/01___
Shares                  Signature

Name  ___Charles W. Murphy___________________

Address __548 EastLake Drive_____________________

        __Rio Rancho, New Mexico  87124____________________



__200,200________       ____________/s/____________________ Dated __5/16/01___
Shares                  Signature-Charles W. Murphy, Trustee
                                Murphy Living Trust

Name  ___Charles W. Murphy, Trustee for Murphy Living Trust

Address _ 548 EastLake Drive_____________________

        _Rio Rancho, New Mexico  87124-2100_______________



__________      ___/s/________________________________ Dated ____________
Shares          Signature

Name  _________________________

Address __________________________________________________




APPROVAL BY THE SHAREHOLDERS OF THE ROYAL FINANCIAL CORPORATION EXCHANGE AGREEMENT WITH PATRIOT MANUFACTURING CORPORATION

The undersigned by their signatures thereby accept the Exchange Offer of Royal Financial Corporation for the shares of Patriot Manufacturing Corporation common stock, as specified and subject to the terms and conditions set forth in the Share Exchange Agreement which has been approved by the Boards of Directors of Patriot Manufacturing Corporation and Royal Financial Corporation.

The undersigned further understands that approval of the Exchange Offer constitutes consent to complete the transactions as detailed in the Exchange Agreement.

We further represent and warranty that as of the date of our signature below, we are the true beneficial owner of the number of shares represented next to our signature.


10,000________        ____________/s/____________________ Dated __5/17/01___
Shares                  Signature

Name  ___Michael J. Pilgrim__________________

Address __831 Sailaway Lane, Unit #201__________

        __Naples, FL  34108____________________



231,667________       ____________/s/____________________ Dated __5/17/01___
Shares                  Signature

Name  ___Linda Pilgrim, Separate Property

Address __831 Sailaway Lane, Unit #201__________

        __Naples, FL  34108____________________




__________      __/s/_________________________________ Dated ____________
Shares          Signature

Name  _________________________

Address __________________________________________________




APPROVAL BY THE SHAREHOLDERS OF THE ROYAL FINANCIAL CORPORATION EXCHANGE AGREEMENT WITH PATRIOT MANUFACTURING CORPORATION

The undersigned by their signatures thereby accept the Exchange Offer of Royal Financial Corporation for the shares of Patriot Manufacturing Corporation common stock, as specified and subject to the terms and conditions set forth in the Share Exchange Agreement which has been approved by the Boards of Directors of Patriot Manufacturing Corporation and Royal Financial Corporation.

The undersigned further understands that approval of the Exchange Offer constitutes consent to complete the transactions as detailed in the Exchange Agreement.

We further represent and warranty that as of the date of our signature below, we are the true beneficial owner of the number of shares represented next to our signature.


__10,000________        ____________/s/____________________ Dated __5/17/01___
Shares                  Signature

Name  ___Mark J. Teinert Cust FBO Taylor M. Teinert UGMA/TX

Address __8550 Meadowbrook Drive__________

        __Fort Worth, TX  76120________________



______________     __/s/_________________________________ Dated ____________
Shares             Signature

Name  ___________________________________

Address __________________________________

        __________________________________




__________      __/s_________________________________ Dated ____________
Shares          Signature

Name  _________________________

Address __________________________________________________




APPROVAL BY THE SHAREHOLDERS OF THE ROYAL FINANCIAL CORPORATION EXCHANGE AGREEMENT WITH PATRIOT MANUFACTURING CORPORATION

The undersigned by their signatures thereby accept the Exchange Offer of Royal Financial Corporation for the shares of Patriot Manufacturing Corporation common stock, as specified and subject to the terms and conditions set forth in the Share Exchange Agreement which has been approved by the Boards of Directors of Patriot Manufacturing Corporation and Royal Financial Corporation.

The undersigned further understands that approval of the Exchange Offer constitutes consent to complete the transactions as detailed in the Exchange Agreement.

We further represent and warranty that as of the date of our signature below, we are the true beneficial owner of the number of shares represented next to our signature.


191,667_______        ____________/s/____________________ Dated __5/17/01___
Shares                  Signature

Name  ___Mark J. Teinert__________________

Address __8550 Meadowbrook Drive__________

        __Fort Worth, TX  76120________________



10,000____          ____/s/_______________________________ Dated ___5-17-01__
Shares                  Signature

Name  ___Mark J. Teinert Cust FBO Paul M. Teinert UGMA/TX

Address __8550 Meadowbrook Drive__________

        __Fort Worth, TX  76120________________



___10,000_      _____________/s/___________________ Dated ___5-17-01__
Shares          Signature

Name  _________________________

Address __________________________________________________

        ______________________________________________________Mark J. Teinert
Cust FBO John R. Teinert UGMA/TX

Address __8550 Meadowbrook Drive__________

        __Fort Worth, TX  76120________________


APPROVAL BY THE SHAREHOLDERS OF THE ROYAL FINANCIAL CORPORATION EXCHANGE AGREEMENT WITH PATRIOT MANUFACTURING CORPORATION

The undersigned by their signatures thereby accept the Exchange Offer of Royal Financial Corporation for the shares of Patriot Manufacturing Corporation common stock, as specified and subject to the terms and conditions set forth in the Share Exchange Agreement which has been approved by the Boards of Directors of Patriot Manufacturing Corporation and Royal Financial Corporation.

The undersigned further understands that approval of the Exchange Offer constitutes consent to complete the transactions as detailed in the Exchange Agreement.

We further represent and warranty that as of the date of our signature below, we are the true beneficial owner of the number of shares represented next to our signature.


__250,000_______        ____________/s/____________________ Dated __May 18,
2001
Shares                  Signature

Name  ___Fabian Merlo__________________

Address __Schuermattstrasse 30__________

        __CH-8963 Kindhausen Switzerland



____374,000____         ______________/s/__________________ Dated ___May 18,
2001_
Shares                  Signature

Name  ___Hansjoerg Keusch________________

Address __Backstrasse 2___________________

        __CH-8023 Zurich Switzerland___________




293,801__      ____/s/_____________/s/_______________ Dated __May 18, 2001___
Shares          Signature

Name  __Keusch & Marlo Invest AG___

Address ___Bahnhofplatz 2_______________________
        ___CH-8023 Zurich Switzerland___________



_______________________________________

Address ______________________________________

        _____________________________________


APPROVAL BY THE SHAREHOLDERS OF THE ROYAL FINANCIAL CORPORATION EXCHANGE AGREEMENT WITH PATRIOT MANUFACTURING CORPORATION

The undersigned by their signatures thereby accept the Exchange Offer of Royal Financial Corporation for the shares of Patriot Manufacturing Corporation common stock, as specified and subject to the terms and conditions set forth in the Share Exchange Agreement which has been approved by the Boards of Directors of Patriot Manufacturing Corporation and Royal Financial Corporation.

The undersigned further understands that approval of the Exchange Offer constitutes consent to complete the transactions as detailed in the Exchange Agreement.

We further represent and warranty that as of the date of our signature below, we are the true beneficial owner of the number of shares represented next to our signature.


__329,091_______        ____________/s/____________________ Dated __May 18,
2001
Shares                  Signature

Name  ___Franco Merlo__________________

Address __Schuermattstrasse 30__________

        __CH-8963 Kindhausen Switzerland



____250,000____         ______________/s/__________________ Dated ___May 18,
2001_
Shares                  Signature

Name  ___Marlise Merlo________________

Address __Schuermattstrasse 30__________

        __CH-8963 Kindhausen Switzerland




__________      ___________________________________ Dated ____________
Shares          Signature

Name  _______________________________________

Address ______________________________________

        _____________________________________


APPROVAL BY THE SHAREHOLDERS OF THE ROYAL FINANCIAL CORPORATION EXCHANGE AGREEMENT WITH PATRIOT MANUFACTURING CORPORATION

The undersigned by their signatures thereby accept the Exchange Offer of Royal Financial Corporation for the shares of Patriot Manufacturing Corporation common stock, as specified and subject to the terms and conditions set forth in the Share Exchange Agreement which has been approved by the Boards of Directors of Patriot Manufacturing Corporation and Royal Financial Corporation.

The undersigned further understands that approval of the Exchange Offer constitutes consent to complete the transactions as detailed in the Exchange Agreement.

We further represent and warranty that as of the date of our signature below, we are the true beneficial owner of the number of shares represented next to our signature.


__125,000_______        ____________/s/____________________ Dated __5/17/01
Shares                  Signature

Name  ___Perri Clemmonson & R. Thomas Clemmenson (JTWROS)_____________

Address __44 Fembroke Hill__________

        __Farmington, CT  06032



_______________         ___________________________________ Dated ___________
Shares                  Signature

Name  ________________________________

Address _______________________________

        ______________________________




__________      ___________________________________ Dated ____________
Shares          Signature

Name  _______________________________________

Address ______________________________________

        _____________________________________


APPROVAL BY THE SHAREHOLDERS OF THE ROYAL FINANCIAL CORPORATION EXCHANGE AGREEMENT WITH PATRIOT MANUFACTURING CORPORATION

The undersigned by their signatures thereby accept the Exchange Offer of Royal Financial Corporation for the shares of Patriot Manufacturing Corporation common stock, as specified and subject to the terms and conditions set forth in the Share Exchange Agreement which has been approved by the Boards of Directors of Patriot Manufacturing Corporation and Royal Financial Corporation.

The undersigned further understands that approval of the Exchange Offer constitutes consent to complete the transactions as detailed in the Exchange Agreement.

We further represent and warranty that as of the date of our signature below, we are the true beneficial owner of the number of shares represented next to our signature.


__923,545_______        ____________/s/____________________ Dated _18 May 2001
Shares                  Signature

Name  ___Heinrich Auharter___________

Address __GAG 07 82________________

        __FL-9496 Balzers____________

        Liechtenstein (Europe)_________



_______________         ___________________________________ Dated ___________
Shares                  Signature

Name  ________________________________

Address ______________________________

        ______________________________


                                  EXHIBIT B

                       MINUTES OF THE BOARD OF DIRECTORS
                          ROYAL FINANCIAL CORPORATION
                       APPROVING THE EXCHANGE AGREEMENT

                          ROYAL FINANCIAL CORPORATION

                  BOARD OF DIRECTORS MEETING  - MAY 16, 2001

        On Wednesday, May 16, 2001 the Board of Directors of Royal Financial Corporation (RFC) held a meeting to discuss the proposed purchase of Patriot Manufacturing Corporation (PMC) by RFC and the corresponding Share Exchange Agreement versus making a cash distribution to shareholders and then seeking a potential merger candidate for the RFC entity. In attendance were; Mark Teinert and Mike Pilgrim in the Arlington, Texas RFC office along with David Wentsch via phone from his Duncanville, Texas office and Richard Bergner via phone from his business office in Houston, Texas. Thus all RFC board members participated in this meeting.

        The meeting opened with a review of the most recent RFC Board Meeting, which took place on April 17, 2001, in which the Board agreed that time and effort should be expended to perform due diligence on the proposed acquisition of PMC. At the April 17, 2001 meeting, it was decided that RFC would seek the guidance of its corporate attorney, Mr. Richard Heller of Shustak, Jalil and Heller, regarding the regulatory aspects of the proposed Share Exchange Agreement. In the April 17, 2001 meeting it was also decided that the Board would spend the coming weeks researching which would benefit RFC Shareholders more (1) making a cash distribution to shareholders with those cash funds in RFC at the end of May, 2001 and then seeking a potential merger partner for the RFC entity or (2) leaving available cash within the Company and seeking a merger partner for the RFC entity.

        Mr. Heller, of Shustak, Jalil and Heller, reported earlier that his firm had completed its review of the Share Exchange Agreement. Mr. Heller's firm found no regulatory faults with the document or its intent.

        After careful consideration and review, the Royal Financial Corporation Board of Directors voted unanimously to leave all available cash within the Company and to effect the purchase of PMC in accordance with the terms and conditions set forth in the Share Exchange Agreement. The RFC Board feels that by effecting the purchase of PMC in accordance with the terms and conditions as set forth in the Share Exchange Agreement, that the common shareholders of Royal Financial Corporation will be afforded the best opportunity to derive the maximum value for their shares in the Company.

        In summary, on May 16, 2001, the Board of Directors of Royal Financial Corporation approved the Share Exchange Agreement, as it stands, and empowered RFC's President, Mr. Mike Pilgrim, to complete the necessary paperwork to effect the transaction as described within the Share Exchange Agreement.

There were no other matters discussed at the May 16, 2001 meeting.

Respectfully Submitted,



    ---------------
    Mark J. Teinert
    Corporate Secretary
    May 16, 2001


                                SCHEDULE 1

                    PATRIOT MANUFACTURING CORPORATION
                                 ("PMC ")

2.4     The Officers and Directors of PMC are as follows:

NAME                            POSITION

Michel Attias                   President and Director

Michel Attias                   Secretary and Treasurer

Alex Mardikian                  Vice President


2.9     Trade Names and Rights:

a)      None

2.17    Contracts:

RFC has notes due from PMC to RFC in an amounts totaling $1,000,000.

Note from TEPI, LLC a Nevada LLC in the amount of $500,000 secured by real property.


                                SCHEDULE 2

                       ROYAL FINANCIAL CORPORATION
                           OUTSTANDING OPTIONS

OPTION HOLDER                   AMOUNT     EXERCISE PRICE    EXPIRATION DATE

Brent Ciurlino                  10,000          $2.25         April    2002

Klaus Landes                    10,000          $2.25         April    2002

Mike Pilgrim                   250,000          $2.25         April    2002
                                10,000          $2.25         April    2002
                                10,000          $4.25         April    2003
                                10,000          $0.20         December 2004

David Wentsch                  100,000          $2.25         April    2002
                                10,000          $2.25         April    2002
                                10,000          $4.25         April    2003
                                10,000          $0.20
December 2004

David Parker                   250,000          $2.25         April    2002

Mark Teinert                   250,000          $2.25         April    2002
                                10,000          $4.25         April    2003
                                10,000          $0.20         December 2004

EPP                            200,000          $2.25         April    2002

Royal Mortgage                  55,000          $2.25         April    2002

Susan Stein                     20,000          $2.25         April    2002

Diane Yates                     25,000          $2.25         April    2002

Richard Bergner                 10,000          $4.25         April    2003
                                10,000          $0.20         December 2004

Raymond Wicki                   10,000          $4.25         April    2003

Michael Tarwater                10,000          $2.25         April    2002

Stephen Foster                  10,000          $2.25         April    2002

Bob Miller                      20,000          $2.25         April    2003

Coffin Communications           20,000          $2.75         July     2003

TOTAL OPTIONS                1,330,000



        SCHEDULE 3

        Royal Financial Corporation
        ("RFC")


3.4     Directors and Officers of RFC:

        Name                            Position

        Michael J. Pilgrim              President and Director
        Mark J. Teinert                 Secretary and Director
        David Wentsch                   Director
        Richard Bergner                 Director

3.20    Material Contracts of RFC:

None




        EXCHANGE OFFER FOR THE COMMON STOCK OF

        Patriot Manufacturing Corporation

LETTER OF ACCEPTANCE

Name of Shareholder:                    40,000,000 Shares of Royal Financial
                                        Corporation
_______B.B.D.S.M. CORPORATION______
                                        Common Stock offered for your 50
                                        Shares of Patriot Manufacturing
                                        Corporation.

                                        Common Stock
_______________________________


=============================================================================

THIS FORM MUST BE COMPLETED AND DELIVERED ON OR BEFORE 4:00 P.M. PACIFIC TIME, MAY 31, 2001.

=============================================================================


        APPROVAL OR NONAPPROVAL OF EXCHANGE OFFER

The undersigned [ ] accepts [ ] rejects the Exchange Offer of Royal Financial Corporation for his or her shares of Patriot Manufacturing Corporation common stock, as specified above subject to the terms and conditions set forth in the Share Exchange Agreement to be executed between Patriot Manufacturing Corporation and Royal Financial Corporation

The undersigned understands that approval of the Exchange Offer constitutes
(i) his or her approval of the terms and conditions of the Exchange Offer, and the complete transfer of all of his or her shares of Patriot Manufacturing Corporation common stock to Royal Financial Corporation, and (ii) his or her acknowledgment and agreement that the shares of Common Stock of Royal Financial Corporation will be full payment for all of his or her shares of Patriot Manufacturing Corporation


Date: ___MAY 23, 2001________           ______BBDSM
CORPORATION________________

______________/s/___________________________
Signature of Shareholder AS PRESIDENT

(NOTE: IF YOU ACCEPT THE EXCHANGE OFFER, YOU MUST ALSO SIGN ON PAGE 3 OF THIS LETTER OF ACCEPTANCE. IN ADDITION, YOU MUST ENDORSE YOUR STOCK CERTIFICATE(S) AND RETURN THEM WITH THIS LETTER OF ACCEPTANCE.)



REPRESENTATIONS AND WARRANTIES

1. The undersigned understands and acknowledges that the shares of Common Stock ("Shares") of Royal Financial Corporation (the "Company"), are being offered in reliance upon the exemptions provided in Section 4(2), 4(6) and/or 3(b) of the Securities Act of 1933 as amended (the "Securities Act") and the Rules and Regulations adopted thereunder relating to nonpublic offerings; and the undersigned makes the following representations and warranties with the intent that the same may be relied upon in determining the suitability of the undersigned as a purchaser of securities:

(a) The Shares will be acquired solely for the account of the undersigned, for investment purposes only, and not with a view to, or for sale in connection with, any distribution thereof and with no present intention of distributing or reselling any part of the Shares.

(b) The undersigned agrees not to dispose of his or her Shares or any portion thereof unless and until counsel for the Company shall have determined that the intended disposition is permissible and does not violate the Securities Act or any applicable state securities laws, or the rules and regulations thereunder.

(c) The undersigned acknowledges that the Company has made all documentation pertaining to all aspects of the Exchange Offer available to him or her and has offered such person or persons an opportunity to discuss the Exchange Offer with the officers of the Company. Included in such documentation are copies of the Company's Form 10-KSB for the year ended August 31, 2000, and the Form 10-QSB for the three months ended February 28, 2001, and a copy of the Share Exchange Agreement. The undersigned further acknowledges and represents to the Company that he or she is a knowledgeable, sophisticated investor who can fend for himself or herself and has adequate means to make the investment contemplated herein; and that, in connection with this investment, he or she has obtained the necessary investment advice from appropriate outside sources, and had available to the undersigned all information with respect to the Company which was deemed necessary by himself or herself and his or her respective advisors.

2. The undersigned represents that the shares of Patriot Manufacturing Corporation being exchanged are owned free and clear of any liens or encumbrances and have not been pledged, assigned, sold, or optioned to any person.

3. The undersigned understands that he or she must bear the economic risk of an investment in the Shares to be acquired pursuant to the Exchange Offer for an indefinite period of time because the Shares have not been registered under the Securities Act or any state securities laws and, therefore, cannot be sold unless they are subsequently registered under the Securities Act and any applicable state securities laws or unless exemptions from such registrations are available. The current holding period requirement of Rule 144 is one year from the date this transaction is closed, and sales may thereafter be made only in compliance with the requirements of that Rule. The undersigned acknowledges that only the Company can file a registration statement, and that the Company has no obligation to do so or to take steps necessary to make an exemption from registration available to the undersigned.

4. The undersigned agrees that the certificate evidencing the Shares he or she acquires pursuant to the Exchange Offer will have a legend placed thereon stating that the Shares have not been registered under the Securities Act or any state securities laws and setting forth or referring to the restrictions on transferability and sale of the Shares.

5.      (a)     The undersigned is, or is not, an "accredited investor," as that term is defined in Regulation D under the Securities Act of 1933, as amended (the "Act"), as checked below:
[X]       YES             [ ]       NO
(b) If "Yes," I come within the following category of that definition (check as applicable):

1.      [ ]     I am a natural person whose present net worth (or whose joint net worth with my spouse) exceeds $1,000,000.

2.      [ ]     I am a natural person who had individual income in excess of
$200,000 in each of the last two years or joint income with my spouse in excess of $300,000 during such two years, and I reasonably expect to have the same income level in the current year.

3.      [ ]     I am an organization described in Section 501(c)(3) of the
Internal Revenue Code, corporation, Massachusetts or similar business trust or partnership not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

4.      [X]     I am an entity, all of whose equity owners are accredited
investors under paragraph 1, 2 and 3, above.

(c) If I have answered yes to (5)(a) above, I understand that Regulation D requires that you have information which causes you to have a reasonable belief that the foregoing statement is correct. Thus, if you care to do so, you may contact my bank, my accountant or other persons whom I designate below to corroborate the above. The name and telephone number of:

     (i) My banker is ________UNION BANK OF CALIFORNIA________ _______________________________________________;


    (ii) My accountant is _______BELDES HUTCHISON & CO_________ ___________________________________________; and


   (iii)         Other person is _____________________________
                ________________________________________________.

6. The undersigned hereby covenants and agrees to protect, indemnify and hold the Company, and each of its officers, directors and shareholders, harmless from and against any and all claims, demands, causes of action, judgments, orders, decrees, damages, liabilities, court or other costs, attorney fees, reasonable costs of investigation and other costs and expenses whatsoever (i) arising out of or attributable to any breach or violation of, or the falsity, inaccuracy or failure of, any representation, warranty or covenant made by the undersigned in this letter, and (ii) arising from or related to the acquisition, ownership or disposition by the undersigned of any or all the Shares.

7.      The undersigned's jurisdiction of residence is _____CALIFORNIA____.




___________________________________
___________________________________       ___________/s/___________________
(Social Security or Tax I.D. Number)         Signature(s) of Shareholder(s)


___________________________________       ___________/s/__________________
(Social Security or Tax I.D. Number)         Signature(s) of Shareholder(s)


___________________________________
                 (Mailing Address)

___________________________________       Date:____________________________